Harbor Convertible Securities Fund Summary Prospectus — March 1, 2012	Institutional Class HACSX Administrative Class HRCSX Investor Class HICSX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2012, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks to maximize total return by investing primarily in a portfolio of convertible securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Institutional Class	Administrative Class	Investor Class
Redemption Fee (applicable to shares held less than 9 months)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class	Investor Class
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%
Other Expenses	0.54%	0.54%	0.66%
Total Annual Fund Operating Expenses	1.19%	1.44%	1.56%
Expense Reimbursements[1]	0.34%	0.34%	0.34%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%	1.10%	1.22%
[1]	The Adviser has contractually agreed to limit the Fund’s operating expenses through February 28, 2013. Only the Board of Trustees may modify or terminate this agreement.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional	$87	$344	$622	$1,413
Administrative	$112	$422	$755	$1,695
Investor	$124	$459	$818	$1,828

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate for the period May 1, 2011 (inception date) through October 31, 2011 was 27%.

Principal Investment Strategy

Principal Style Characteristics: Convertible securities

The Fund invests primarily in convertible securities of U.S. and non-U.S. corporate issuers. Convertible securities are “hybrid” securities that possess both fixed income and equity characteristics. These convertible securities include corporate bonds, preferred stocks and other types of securities that are convertible into common stock or its equivalent value. A convertible security generally performs more like a common stock when the price of the underlying stock is closer to or above the conversion price because it is more likely that the convertible security will be converted into stock. A convertible security generally performs more like a bond when the price of the underlying stock is well below the conversion price because it is more likely that the convertible security will mature without being converted. While the Fund has broad discretion to invest in all types of convertible securities, the Fund focuses primarily on investments in convertible bonds. The Fund also focuses primarily on convertible securities of corporate issuers with debt rated below investment grade (below Baa3 by Moody’s or below BBB- by S&P or Fitch), commonly referred to as “high yield” or “junk bonds.” As a result, all, or substantially all of the Fund’s assets, may be invested in below investment grade rated securities. The Fund invests primarily in U.S. dollar denominated securities; however, the Fund may invest in securities denominated in other currencies.

The Subadviser seeks to maximize portfolio return and minimize default risk by adhering to the following elements of its philosophy when selecting securities for investment:

•	Bottom-up, fundamental analysis

•	Broad diversification

•	Direct communication with management

•	Monitoring issuers on a systematic basis

•	Credit committee disciplined approach

•	Comprehensive reporting and risk control systems

The Subadviser conducts in-depth analysis using proprietary research tools in addition to communicating with management of the issuers to select securities for investment in the Fund and to monitor the selected securities on a

Fund Summary

HARBOR CONVERTIBLE SECURITIES FUND

systematic basis. The Subadviser seeks to select securities issued by companies that generally exhibit, or are believed to have the prospect for, positive credit momentum with the potential for credit rating upgrade and/or equity appreciation. In addition to considering company fundamentals, the Subadviser also considers a range of more technical factors related to the convertible nature of these securities, including:

•	The optimal entry point to acquire the company’s convertible securities based upon the relationship between the underlying equity and bond valuations and convertible security price

•	Determining the catalysts for growth on the equity side of the company’s balance sheet relative to the resiliency of bond valuations if the company’s equity valuations were to decline

•	Assessing the volatility of the underlying common stock and its relationship with the price of the convertible security

•	Determining whether there is sufficient liquidity to support purchase and sale activity

•	Assessing the historical relationship between the price of the convertible security and the Subadviser’s view of the security’s implied value

•	Assessing/monitoring the positive risk/reward characteristics of the convertible security versus the movements (up/down) in the price of the underlying equity

•

Assessing the potential for risk/volatility by first identifying the “bond floor” (the price of the convertible security if valued solely based on the underlying bond price) as the main convertible component

The Subadviser tends to acquire convertible securities that have valuations more closely aligned with a company’s bonds than common stock. The Subadviser believes this approach can provide greater downside protection for the Fund’s portfolio, although at the expense of potentially greater appreciation that can come with holding convertible securities whose price is more dependent upon the price of the underlying common stock.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of convertible securities. While the Fund’s portfolio consists primarily of convertible securities of U.S. issuers, it may, from time to time, include non-convertible corporate debt, non-U.S. dollar-denominated securities, convertible securities of non-US issuers, synthetic convertibles or common stock of issuers. In addition, the Subadviser may, from time to time and subject to market conditions, utilize macro hedging techniques including, but not limited to, long and short positions in U.S. Treasuries. However, it is not the Subadviser’s intention to normally hedge on a security specific basis. The Fund’s 80% investment policy can be changed by the Fund upon 60 days advance notice to shareholders.

All securities in the portfolio are reviewed at least four times a year. As part of the selection and monitoring process, the Subadviser actively seeks to avoid holding securities of issuers that it deems to have a high risk of default.

Duration/Maturity. Although duration may be one of the characteristics considered in securities selection, the Fund does not focus on securities with any duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range.

Principal Risks

There is no guarantee that the investment objective of the Fund will be achieved. Convertible securities fluctuate in price in response to various factors, including changes in interest rates, changes in the price of equity securities, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

Convertible securities risk: Convertible securities generally tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.

Interest rate risk: As interest rates rise, the values of convertible securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Convertible securities are normally much more sensitive to interest rate changes when they are valued more like the company’s bonds than the company’s common stock, such as when the conversion price for the convertible security is well above the common stock price.

Stock market risk: Stock markets are volatile and can decline significantly in response to adverse market, economic, political or regulatory developments which can adversely affect the value of convertible securities held by the Fund. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular company’s stock which can also cause the value of the company’s convertible securities to decline.

Credit risk: The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest or its credit rating could be downgraded. Convertible securities are normally considered junior to the company’s non-convertible debt so the company would normally have to pay interest on its non-convertible debt before interest can be paid on the convertible securities. Credit risk is higher for the Fund because it invests primarily in convertible securities of companies with debt rated below investment-grade.

High-yield risk: There is a greater risk that the Fund will lose money because it invests primarily in convertible securities of companies with debt rated below investment-grade. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

Selection risk: The Subadviser’s judgment about the attractiveness, value and potential appreciation of a particular company’s security may be incorrect.

Liquidity risk: The market for convertible securities is less liquid than the market for non-convertible corporate bonds. The Fund may at times have greater difficulty buying or selling

Fund Summary

HARBOR CONVERTIBLE SECURITIES FUND

specific convertible securities at prices the Subadviser believes are reasonable which would be adverse to the Fund.

Performance

Because the Fund is newly organized and does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. To obtain performance information please visit the Fund’s website at www.harborfunds.com or call 800-422-1050.

Portfolio Management

Investment Adviser

Harbor Capital Advisors, Inc.

Subadviser

Shenkman Capital Management, Inc.

Shenkman Capital Management, Inc. has subadvised the Fund since its inception on May 1, 2011.

Portfolio Managers

Mark Shenkman Shenkman Capital Management, Inc.

Mr. Shenkman is the President, Chief Investment Officer and a Director of Shenkman Capital Management and has co-managed the Fund since its inception in 2011.

Raymond F. Condon Shenkman Capital Management, Inc.

Mr. Condon is a Senior Vice President and Portfolio Manager at Shenkman Capital Management, Inc. and has co-managed the Fund since its inception in 2011.

Buying and Selling Fund Shares

Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.

By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
Visiting Our Website	www.harborfunds.com

Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Type of Account	Institutional Class	Administrative Class*	Investor Class
Regular	$1,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000	N/A	$1,000
*	Limited only to eligible retirement plans and financial intermediaries. There is no minimum investment for qualified retirement plans and Section 457 plans.

Tax Information

Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Harbor Funds.

Summary Prospectus

March 1, 2012

Harbor Convertible Securities Fund

Institutional Class	Administrative Class	Investor Class
HACSX	HRCSX	HICSX

FD.P.34.CS.0312

Harbor Funds

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

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